Exhibit 99.1

DIGIRAD CORPORATION

The Audit Committee Charter
(Amended July 18, 2008)

Status
The Audit Committee is a committee of the Board of Directors.

Membership

The Audit Committee shall consist of three or more directors all of whom in the judgment of the Board of Directors shall be independent in accordance with NASDAQ listing standards and applicable Securities and Exchange Commission requirements. Each member shall in the judgment of the Board of Directors be financially literate. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission.

Purpose

The Audit Committee shall represent and assist the Board of Directors with the oversight of: (a) the integrity of the Company's financial statements, (b) the effectiveness of the Company’s internal controls over financial reporting, (c) the independent registered public accountant's qualifications and independence, (d) the Company's compliance with legal and regulatory requirements, (e) the performance of the Company’s independent registered public accountants, and (f) the independent registered public accounting firm’s qualifications and independence. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Responsibilities

The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining internal control over financial reporting. The independent registered public accountants are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to monitor the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1.
Select, retain (subject to ratification by the Company's stockholders) and terminate, when appropriate, the independent registered public accountants; set the independent registered public accountant's compensation, oversee the work of the independent registered public accountant (including resolution of disagreements between management and the auditor regarding financial reporting and internal control-related matters) and pre-approve all audit services to be provided by the independent registered public accountant. Any accounting firm retained by the Company to prepare or issue an audit report or perform other financial statement audit, review or attest services for the Company must report directly to the Audit Committee.

2.
Pre-approve all audit and non-audit services provided by the independent registered public accountants, including specific pre-approval of internal control and tax related services. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

3.
At least annually, the Committee will obtain and review a report by the independent registered public accountants describing: (a) the firm’s internal quality control procedures; (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent registered public accountants and the Company (to assess the auditors’ independence).

4.
After reviewing the foregoing report and the independent registered public accountants’ work throughout the year, the Committee shall evaluate the auditor’s qualifications, performance and independence. Such evaluation shall also include the review and evaluation of the lead audit partner and take into account the opinions of management and the Company’s personnel responsible for the annual audit.

5.
Oversee the rotation of the lead audit partner of the independent registered public accountant having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five years.

6.
Among other things, review with the independent registered public accountants, as the Committee determines is appropriate: (a) its audit plan, including the scope and results of the audit, including the adequacy of staffing and budget or compensation; (b) any problems or difficulties that the independent registered public accountant encountered in the course of the audit work, including any restrictions on the scope of the independent registered public accountants’ activities or access to requested information, and management's response; (c) any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise) and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; (d) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues or internal control-related issues presented by the engagement; (e) other material written communications between the independent registered public accountant and management, such as any management letter or schedule of unadjusted differences; and (f) any questions, comments or suggestions the independent registered public accountant may have relating to the internal controls over financial reporting and accounting practices and procedures of the Company or its subsidiaries.

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7.
Discuss with management and the independent registered public accountants any changes in internal controls over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting that are required to be disclosed, and as the Committee deems appropriate, any other material changes in internal controls over financial reporting that were considered for disclosure in the Company’s periodic filings with the SEC.

8.
Discuss with management and the independent registered public accountants management’s process for assessing the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, including any significant deficiencies or material weaknesses identified. If deficiencies are identified, the Committee shall discuss with the independent registered public accountants the characterization of deficiencies. The Committee shall also discuss with management its remediation plan to address deficiencies identified. The Committee shall ensure that the disclosures describing any identified material weaknesses and management’s remediation plans are clear and complete.

9.	Discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act.

10.
Review management’s report on the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent registered public accountants’ report on the effectiveness of internal control over financial reporting.

11.
Review with management and the independent registered public accountants the annual and quarterly financial statements of the Company, including: (a) the Company's disclosures under “Management's Discussion and Analysis of Financial Condition and Results of Operations”; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) any other matters required to be communicated to the Committee by the independent registered public accountants under the standards of the Public Company Accounting Oversight Board (PCAOB).

12.
The Committee’s review of the financial statements shall include, when appropriate, (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal control over financial reporting and any specific remedial actions adopted in light of significant deficiencies or material weaknesses; (b) discussions with management and the independent registered public accountants regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments, including analyses of the effects of alternative GAAP methods on the financial statements; (c) consideration of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; and (d) consideration of the judgment of both management and the independent registered public accountants about the quality, not just the acceptability of accounting principles; and (e) the clarity of the disclosures in the financial statements.

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13.
The Committee shall review a report from the independent public accountants, prior to the filing of the Company’s Annual report on Form 10-K on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent registered public accountants; and other material written communications between the independent registered public accountants and management.

14.	Recommend to the Board of Directors, based on the review described in the responsibilities above, whether the annual financial statements should be included in the annual report on Form 10-K.

15.
Review and discuss with management any earnings press release or change in financial guidance information before it is distributed to third parties. This does not pertain to financial information provided to third parties under a confidentiality agreement.

16.
Review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made.

17.
Discuss Company policies with respect to risk assessment and risk management, including the risk of fraud, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

18.
Serve as the Qualified Legal Compliance Committee for management and review (a) management’s assessment of the status of compliance with laws, regulations, and internal procedures; (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Audit Committee; and (c) business ethics and “up the ladder” reporting issues. The Committee shall review the Company’s code of conduct and programs that management has established to monitor compliance with such code.

19.	As the Committee deems appropriate, the Committee shall review with senior management the Company’s overall anti-fraud programs and controls.

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20.
Review and approve the Company’s procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls over financial reporting and auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding accounting or auditing matters.

21.	Set clear hiring policies for employees or former employees of the independent registered public accountants that meet the SEC regulations and stock exchange listing standards.

22.
Obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Audit Committee, and receive appropriate funding from the Company, as determined by the Audit Committee, for the payment of compensation to any such advisors.

23.
Ensure that a performance evaluation of the Audit Committee and its members is completed annually. The Committee also shall discuss with the independent registered public accountants the accountants’ observations related to the effectiveness of the Committee.

24.	Review and reassess the charter at least annually and obtain the approval of the Board of Directors.

Meetings

The Audit Committee shall meet at least quarterly and at such other times as it deems necessary to fulfill its responsibilities. The Audit Committee shall periodically meet separately, in executive session, with management and the independent registered public accountants. The Audit Committee shall report regularly to the Board of Directors with respect to its activities and make recommendations to the Board of Directors as appropriate.

Report

The Audit Committee shall prepare a report each year for inclusion in the Company's proxy statement.

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